                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       May 4, 1998
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                        MICROELECTRONIC PACKAGING, INC.
                        -------------------------------
               (Exact name of registrant as specified in charter)

         California                 0-23562               94-3142624
----------------------------      ------------        -------------------
(State or other Jurisdiction      (Commission            (IRS Employer
           of Incorporation)      File Number)        Identification No.)

9577 Chesapeake Drive, San Diego, California                 92123
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(Address of principal executive offices)                    Zip Code

Registrant's telephone number, including area code:     (619) 292-7000
                                                        --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS
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     In connection with the restructuring of its debt agreements, the Company issued the enclosed press release dated May 4, 1998.

     In connection with one of the restructuring agreements, the Company issued four (4) warrants to purchase shares of the Company's common stock to the following:

     Holder                                        No. of Shares
     ------                                        -------------
     Transpac Capital Pte Ltd.                        201,500
     Transpac Industrial Holdings Ltd.                198,500
     Regional Investment Company Ltd.                  54,500
     Natsteel Equity III Pte Ltd.                      45,500

     Each warrant is in the form attached as Exhibit 99.2, with the only differences being the name of the holder and the number of shares.

ITEM 7.  EXHIBITS
-------  --------

     A copy of the Company's press release announcing the restatement of financial statements is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     A copy of the form of warrant issued April 24, 1998, and referred to in
Item 5 is attached as Exhibit 99.2 and incorporated herein by reference.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microelectronic Packaging, Inc.
                                    -------------------------------
                                              (Registrant)

May 18, 1998                    By: /s/ Denis J. Trafecanty
                                    -------------------------------
                                    Name:   Denis J. Trafecanty
                                    Title:  Senior Vice President and
                                             Chief Financial Officer

                        MICROELECTRONIC PACKAGING, INC.

                                 EXHIBIT INDEX

                                  TO FORM 8-K

     Exhibit No.  Description
     -----------  -----------

        99.1      Press Release dated May 4, 1998

        99.2      Form of Warrant issued April 24, 1998

                                       4